UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary information statement

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Definitive information statement

DUNHAM FUNDS
(Name of Registrant as Specified in Its Charter)

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Dunham & Associates Investment Counsel, Inc.

10251 Vista Sorrento Parkway, Suite 200

San Diego, CA  92121-2706

(858) 964-0500   Fax: (858) 964-0555

September 24, 2013

Dear Shareholders:

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  The document relates to the appointment of a new sub-adviser to the Emerging Markets Stock Fund (the “Fund”).

As described in the enclosed Information Statement, Dunham & Associates Investment Counsel, Inc. (the investment adviser to the Fund) has selected, and the Board of Trustees of the Dunham Funds ("Trustees" or "Board") has approved, Bailard, Inc. ("Bailard” or the “Sub-Adviser”) as the new investment sub-adviser to the Fund, and the Board of Trustees has approved a sub-advisory agreement with Bailard.  The Board of Trustees and the investment adviser both expect Bailard to enhance Fund performance.

As always, please feel free to call us at 1-888-3DUNHAM (338-6426) with any questions you may have.

Sincerely,

Jeffrey A. Dunham

President

DUNHAM FUNDS

Dunham Emerging Markets Stock Fund

September 24, 2013

Principal Executive Office:
10251 Vista Sorrento Parkway, Suite 200
San Diego, CA  92121

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Dunham Emerging Markets Stock Fund (the “Fund”), a series of Dunham Funds (“Dunham Funds” or the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order that Dunham Funds received from the U.S. Securities and Exchange Commission (the “SEC”) on September 26, 2006 (the “Order”). The Order permits Dunham Funds’ investment adviser, Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) to hire new investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Dunham Funds (the “Board of Trustees” or the “Board”), without obtaining shareholder approval.  Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of appointing a new sub-adviser or implementing any material change in a sub-advisory agreement.

At a meeting held on June 25, 2013, the Board, including a majority of the Independent Trustees, having been informed of the Adviser’s intention to terminate the sub-advisory agreement with Marvin & Palmer Associates, Inc. (“Marvin & Palmer”) (the “Prior Sub-Advisory Agreement”), considered and approved Bailard, Inc.  (“Bailard” or the “New Sub-Adviser”) to succeed Marvin & Palmer as sub-adviser to the Fund.

This Information Statement is being supplied to shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about September 24, 2013 to the Fund’s shareholders of record as of August 20, 2013 (the “Record Date”). This Information Statement describes a new sub-advisory agreement for the Fund.  As of the Record Date, there were issued and outstanding 775,735.223 Class A shares, 186,671.485 Class C shares, and 1,358,232.793 Class N shares of the Fund.  As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

I.

BACKGROUND

Dunham Funds is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business.  The Trust was organized as a Delaware statutory trust by a Declaration of Trust filed November 28, 2007, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and a different investment sub-adviser than the other series of the Trust.

The Adviser is located at 10251 Vista Sorrento Parkway, Suite 200, San Diego, California, 92121.  Pursuant to an investment management agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, reviews the performance of the sub-advisers and makes recommendations to the Trustees with respect to the retention and renewal of sub-advisory agreements.  The Advisory Agreement was most recently renewed by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on December 18, 2012.

As indicated above, the Adviser has obtained the Order from the SEC that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval.  The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Fund and supervises and monitors the performance of each sub-adviser.  The Trust may rely on the Order provided the Fund is managed by the Adviser and complies with the terms and conditions set forth in the application for the Order.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.

At a meeting of the Board of Trustees held on June 25, 2013 (the “Meeting’), the Board voted to enter into a new sub-advisory agreement (the “New Sub-Advisory Agreement”) for the Fund with Bailard based on the Board’s evaluation of Marvin & Palmer’s  management of the assets of the Fund and the recommendation of Dunham & Associates.  The effective date of the termination of the Prior Sub-Advisory Agreement was June 30, 2013.  The New Sub-Advisory Agreement took effect on July 1, 2013.

II.

PRIOR SUB-ADVISORY AGREEMENT FOR THE FUND

Prior to July 1, 2013, Marvin & Palmer, located at 1201 N. Market Street, Suite 2300, Wilmington, DE 19801, acted as the sub-adviser to the Fund pursuant to the Prior Sub-Advisory Agreement.  Marvin & Palmer is a corporation organized under the laws of the State of Delaware.

The Prior Sub-Advisory Agreement was last submitted to and approved by shareholders at a shareholders meeting held on February 28, 2008.  At a meeting held on December 18, 2012, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act, approved the continuance of the Prior Sub-Advisory Agreement for an additional year.

 Under the Advisory Agreement, the Adviser receives a fixed fee paid monthly at a specified annual rate of the Fund’s average daily net assets.  Under the Prior Sub-Advisory Agreement, Marvin & Palmer received a fulcrum fee from the Fund, which varied based on Marvin & Palmer’s performance as compared to the Fund’s benchmark index, the MSCI Emerging Markets USD Index Net Dividends (the “Prior Index”) over a rolling 12-month period; provided, however that the performance adjustment to the Base Fee (as hereinafter defined) was calculated daily during the first twelve months based on the average net assets of the Fund from Fund inception to date, and the comparative performance of the Fund (based on Class N share performance) to the Prior Index from Fund inception to date, on the day of calculation.  Marvin & Palmer was rewarded when performance exceeded the Prior Index and was penalized when performance was short of that of the Prior Index.  No adjustment was made to the sub-advisory fees if performance fell within the “null zone,” i.e., a range where performance differences are not meaningful.

The Fund’s Fulcrum Fee (as hereinafter defined) was calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Prior Index (the “Performance Fee”).  The Base Fee under the Prior Sub-Advisory Agreement was 0.60%.  The Performance Fee could adjust the Base Fee up or down by as much as +/- 0.50%, such that the sub-advisory fee could vary from 0.10% to 1.10%.

Marvin & Palmer was compensated under the terms of the Prior Sub-Advisory Agreement based on the Fund’s performance, and the Prior Sub-Advisory Agreement was a fulcrum fee arrangement as follows:

	Total Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Emerging Markets Stock Fund	0.75% – 1.75%	0.65%	0.10% - 1.10%

All sub-advisory fees were within the limits of the negotiable sub-advisory fee range pre-approved by shareholders, which was 0%-1.20%.

During the first twelve months of the Prior Sub-Advisory Agreement, the Fund accrued, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”).  The Prior Sub-Advisory Agreement required that Marvin & Palmer be paid only the monthly Minimum Fee during the first year.  At the end of the first year of the Prior Sub-Advisory Agreement, Marvin & Palmer was paid a lump sum that reflected the accrued Fulcrum Fee over the year, less any Minimum Fees paid during the first year.  Therefore, in the first year, the Fulcrum Fee methodology had three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only; and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

For the fiscal year ended October 31, 2012, pursuant to the Fulcrum Fee arrangement, the Fund paid $64,759 in investment sub-advisory fees to Marvin & Palmer and paid $165,813 in investment advisory fees to the Adviser.

III.

NEW SUB-ADVISORY AGREEMENT FOR THE FUND

At the Meeting, the Board approved the hiring of Bailard as the new sub-adviser to the Fund pursuant to the New Sub-Advisory Agreement, which is attached hereto as Appendix A.  The New Sub-Advisory Agreement is substantially identical to the Prior Sub-Advisory Agreement with Marvin & Palmer with the exception of the (i) parties, (ii) effective date and (iii) fulcrum fee.

As discussed above, as compensation for its services, the Fund pays the Adviser a fixed fee and the Fund separately pays the sub-adviser a Fulcrum Fee.  As under the Prior Sub-Advisory Agreement, Bailard will be compensated based on its performance and the New Sub-Advisory Agreement is also a fulcrum fee arrangement.  The sub-advisory fee to be paid to Bailard is within the limits of the negotiable sub-advisory fee range of 0% - 1.20%, approved with respect to the Prior Sub-Advisory Agreement by shareholders of the Fund on August 26, 2005.  The New Sub-Advisory Agreement will continue in effect for successive annual periods provided such continuance is approved at least annually by (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to the New Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund (except as such vote may be unnecessary pursuant to relief granted by the Order).  The New Sub-Advisory Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.

During the first twelve months of the New Sub-Advisory Agreement, the Fund will, as it did under the Prior Sub-Advisory Agreement, accrue daily both the Base Fee and the Performance Fee. The Base Fee under the New Sub-Advisory Agreement will be calculated at the annual rate of 0.50% based on the average daily month-to-date net assets of the Fund for each month. The Performance Fee rate will be based on the performance of the Fund as compared to the MSCI Emerging Markets Index Net (the “New Index”) for the period beginning from the inception date of the Agreement through the date of calculation. The Performance Fee rate will increase/decrease by 0.01% for each 0.05625% of outperformance/ underperformance of the New Index. The “null zone” does not apply, because the “null zone” is 0.00%. The Performance Fee rate will be applied to the average daily net assets of the Fund during the same measurement period to calculate the Performance Fee. During the first twelve months under the New Sub-Advisory Agreement, the New Sub-Adviser will be paid monthly the Base Fee of 0.50% less the maximum Performance Fee rate of 0.40% per annum (the “New Minimum Fee”). As was the case with the Prior Sub-Advisory Agreement, during the first twelve months under the New Sub-Advisory Agreement, the New Minimum Fee is 0.10% per annum. At the end of the first twelve months, the New Sub-Adviser will be paid a lump sum that reflects the total accrued Fulcrum Fee less any New Minimum Fees paid out during the first twelve months. Therefore, in the first year, the proposed Fulcrum Fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum

Fee; 2) monthly payment of the New Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial twelve-month period of the accrued Fulcrum Fee less the Minimum Fee. As was the case with the Prior Sub-Advisory Agreement, beginning with the thirteenth month of operation under the New Sub-Advisory Agreement, the entire sub-advisory fee will be calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the New Index over the prior rolling twelve-month period.

As under the Prior Sub-Advisory Agreement, by virtue of using average daily net assets over a “rolling” twelve-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the New Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling twelve-month period. If the Fund is significantly underperforming versus the New Index and the Fund’s net assets have declined significantly, the actual monthly total Fulcrum Fee can be a negative number (even though the Base Fee rate of 0.50%, minus the maximum negative Performance Fee rate of 0.40% can never be negative (the New Minimum Fee rate is 0.10%)). In such instances, if there is a negative Fulcrum Fee and this is not earned back or offset the following month, the New Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within 90 days. Likewise, in the case where the Fund has significantly underperformed versus the New Index but net assets have increased significantly, the monthly total Fulcrum Fee may exceed 0.10%. Again, this is due to the fact that different periods are used as a basis for determining the average net assets used to calculate both the Base Fee and the Performance Fee. In such instances, the Fund will pay the New Sub-Adviser the monthly Fulcrum Fee. A copy of the New Sub-Advisory Agreement along with Exhibits to the Agreement that describe the Fulcrum Fee in greater detail, are attached hereto as Appendix A.

Bailard will be compensated under the terms of the New Sub-Advisory Agreement based on the Fund’s performance under a fulcrum fee arrangement as follows:

	New Management Fee	Adviser’s Portion	New Sub- Adviser’s Portion
Dunham Emerging Markets Stock Fund	0.75% -1.55%	0.65%	0.10% - 0.90%

Under the terms of the New Sub-Advisory Agreement, as under the Prior Sub-Advisory Agreement, Bailard will serve as Sub-Adviser to the Fund, subject to the supervision of the Adviser and the Board of Trustees.  Bailard must pay all expenses occurred by it in connection with its activities under the New Sub-Advisory Agreement, other than the costs of investments acquired or disposed of for the Fund.  Bailard must also, at its sole expense, employ or associate itself with such persons it believes to be fitted to assist it in performing its duties under the New Sub-Advisory Agreement.

Bailard is a California corporation, located at 950 Tower Lane, Suite 1900, Foster City, CA 94404.  Bailard offers investment advisory and sub-advisory services to separate account institutional clients, pooled investment vehicles, and high net worth individuals, and had approximately $2.07 billion in assets under management as of April 30, 2013.

Below is the name and principal occupation of each officer, director or controlling entity of Bailard.  The business address of each person listed below is 950 Tower Lane, Suite 1900, Foster City, CA 94404.

Name	Title	Principal Occupation
BB&K Holdings, Inc.	Parent Holding Company	N/A
Peter M. Hill	Director and Chairman	Chief Executive Officer
Burnice E. Sparks, Jr.	Director	President
Sonya Thadhani	Director	Chief Operating Officer, Chief Risk Officer
Vincent S. Korta	Treasurer	VP, Finance & Operations
Erin M. Randolph	Secretary	V.P., Business Development & Client Services
Eric P. Leve	Executive Vice President	Chief Investment Officer
Michael J. Faust	Executive Vice President	Director, Wealth Management
Diana L. Dessonville	Executive Vice President	Director of Business Development

The fee table below illustrates the Fulcrum Fee methodology employed in the New Sub-Advisory Agreement.  The Performance Fee can adjust the Base Fee of 0.50% up or down by as much as +/- 0.40%, such that the sub-advisory fee can vary from the Minimum Fee of 0.10% to a Maximum Fee of 0.90%.  In addition, the fee table illustrates the sub-advisory fee moving at a rate of approximately 0.01% for each 0.05625% of outperformance or underperformance of the New Index.

ILLUSTRATIVE SUB-ADVISORY FEE RATES

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.40%)	If Plus	If Minus
2.25% or more	0.40%	0.90%	0.10%
2.10%	0.37%	0.87%	0.13%
1.95%	0.35%	0.85%	0.15%
1.80%	0.32%	0.82%	0.18%
1.65%	0.29%	0.79%	0.21%
1.50%	0.27%	0.77%	0.23%
1.35%	0.24%	0.74%	0.26%
1.20%	0.21%	0.71%	0.29%
1.05%	0.19%	0.69%	0.31%
0.90%	0.16%	0.66%	0.34%
0.75%	0.13%	0.63%	0.37%
0.60%	0.11%	0.61%	0.39%
0.45%	0.08%	0.58%	0.42%
0.30%	0.05%	0.55%	0.45%
0.15%	0.03%	0.53%	0.47%
EVEN WITH INDEX	BASE FEE	0.50%	0.50%

For the fiscal year ended October 31, 2012, the Fund effectively paid $230,572 in aggregate advisory fees. Had the proposed fee structure under the New Sub-Advisory Agreement been in effect for the same period, the Fund would have paid the Adviser $165,813 in investment advisory fees. However, based on the proposed fees under the New Sub-Advisory Agreement, Marvin & Palmer hypothetically would have received only $57,990 in sub-advisory fees based on the Fund’s underperformance relative to the Index.  As a result, the Fund hypothetically would have paid $223,803 in aggregate advisory fees for the fiscal year ended October 31, 2012. Under this hypothetical example, the aggregate advisory fees that would have been paid if the proposed fee was in effect would have been 0.02% lower than the aggregate advisory fees actually paid by the Fund during the last fiscal year. This outcome is due to the lower performance fee paid under the New Sub-Advisory Agreement. It is important to keep in mind, however, that Marvin & Palmer would have received lower sub-advisory fees if it had outperformed the Index under the New Sub-Advisory Agreement. In addition, because the Fund’s advisory fees are dependent in part on the performance of the Fund, the advisory fees (and the Fund’s performance) may have been different if the New Sub-Adviser had been responsible for providing sub-advisory services during the fiscal year ended October 31, 2012.

CURRENT FEE AND EXPENSE TABLES

CLASS A CURRENT FEE AND EXPENSE TABLES

The following table provides information about the Fund’s fees and expenses under the Prior Sub-Advisory Agreement for Class A shares during the most recent fiscal year and reflects the size and performance of the Fund during that period:

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.85%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	2.01%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$767	$1,169	$1,596	$2,778

CLASS A PRO FORMA FEE AND EXPENSE TABLES

The following table provides information about the Fund’s fees and expenses under the New Sub-Advisory Agreement for Class A shares as applied to the size and performance of the Fund while it was managed by the Prior Sub-Adviser during the fiscal year ended October 31, 2012.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	1.15%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.85%
Acquired Fund Fees and Expenses (2)	0.01%
Total Annual Fund Operating Expenses	2.26%

(1)

Management Fees have been restated to reflect a new sub-advisory agreement that is effective July 1, 2013. Actual sub-advisory fees may be higher or lower depending on Fund performance.  The new sub-advisory fee is a fulcrum fee with a base or fulcrum of 50 bps (0.50%) and can range from 0.10% to 0.90% depending on the effect of performance fees.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in Class A shares of the Fund with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Class	1 Year	3 Years	5 Years	10 Years
Class A	$791	$1,241	$1,715	$3,021

CLASS C CURRENT FEE AND EXPENSE TABLES

Shareholder Fees (fees paid directly from your investment)	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.85%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	2.76%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in Class C shares of the Fund with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Class	1 Year	3 Years	5 Years	10 Years
Class C	$279	$856	$1,459	$3,090

CLASS C PRO FORMA FEE AND EXPENSE TABLES

The following table provides information about the Fund’s fees and expenses under the New Sub-Advisory Agreement for Class C shares as applied to the size and performance of the Fund while it was managed by the Prior Sub-Adviser during the fiscal year ended October 31, 2012.

Shareholder Fees (fees paid directly from your investment)	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.15%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.85%
Acquired Fund Fees and Expenses (2)	0.01%
Total Annual Fund Operating Expenses	3.01%

(1)

Management Fees have been restated to reflect a new sub-advisory agreement that is effective July 1, 2013. Actual sub-advisory fees may be higher or lower depending on Fund performance.  The new sub-advisory fee is a fulcrum fee with a base or fulcrum of   50 bps (0.50%) and can range from 0.10% to 0.90% depending on the effect of performance fees.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in Class C shares of the Fund with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Class	1 Year	3 Years	5 Years	10 Years
Class C	$304	$930	$1,582	$3,327

CLASS N CURRENT FEE AND EXPENSE TABLES

Shareholder Fees (fees paid directly from your investment)	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.85%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.76%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.   The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in Class N shares of the Fund with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Class	1 Year	3 Years	5 Years	10 Years
Class N	$179	$554	$954	$2,073

CLASS N PRO FORMA FEE AND EXPENSE TABLES

The following table provides information about the Fund’s fees and expenses under the New Sub-Advisory Agreement for Class N shares as applied to the size and performance of the Fund while it was managed by the Prior Sub-Adviser during the fiscal year ended October 31, 2012.

Shareholder Fees (fees paid directly from your investment)	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.15%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.85%
Acquired Fund Fees and Expenses (2)	0.01%
Total Annual Fund Operating Expenses	2.01%

(1)

Management Fees have been restated to reflect a new sub-advisory agreement that is effective July 1, 2013. Actual sub-advisory fees may be higher or lower depending on Fund performance.  The new sub-advisory fee is a fulcrum fee with a base or fulcrum of 50 bps (0.50%) and can range from 0.10% to 0.90% depending on the effect of performance fees.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in Class N shares of the Fund with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Class	1 Year	3 Years	5 Years	10 Years
Class N	$204	$630	$1,083	$2,338

BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

In connection with its review and approval of the New Sub-Advisory Agreement with Bailard at the June 25, 2013 Meeting, the Board considered materials furnished by Bailard and Dunham & Associates, including information about, but not limited to, Bailard’s personnel, operations and financial condition.  The Trustees discussed the terms of the New Sub-Advisory Agreement and the performance goals and fulcrum fee arrangements set forth in the agreement.

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the New Sub-Advisory Agreement included the following:

Performance.  As for the performance of Bailard, the Board reviewed information showing that the firm’s Emerging Markets Stock composite outperformed its Morningstar category index both gross and net of fees for the one-, five-, and 10-year periods and since inception in January 2001 through May 31, 2013.  The Board discussed the composite’s upside capture compared to the downside risk.  The Board concluded that Bailard’s prior performance and track record were strong.

Nature, Extent and Quality of Services.   As to the nature, quality and extent of the services to be provided by Bailard, the Board reviewed information pertaining to the background and experience of the firm’s professional staff, a majority of whom have more than 10 years investment experience and many who have been with Bailard for their entire careers. The Board further noted that Peter Hill and Eric Leve, portfolio managers, have 37 and 25 years of investment experience, respectively.  The Independent Trustees were gratified to learn that Bailard’s key personnel have decades of experience and long-term tenure with the firm. Based on the presentation by the Bailard representatives, the Board concluded that it is clear that the firm’s personnel are very involved and excited about the opportunity to work with the Trust.

Costs of Services.  As to the cost of the services and the profits to be realized by Bailard, the Board considered the lower Base Fee and Performance Fee (as defined in the proposed Sub-Advisory Agreement) and discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results (based on Class N shares) relative to the fulcrum fee comparative Index.  The Trustees further considered the Base Fee that would be paid to Bailard when the performance of the Fund is equal to that of the Index.  They agreed that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating Bailard’s performance to the Index and the method by which the Performance Fee is calculated under the proposed Sub-Advisory Agreement ensures that any significant fee adjustments are attributable to Bailard’s skill or lack thereof, rather than to random fluctuations and the Performance Fee aligns Bailard’s interest with those of the Fund’s shareholders. It was the Board’s consensus that the maximum performance adjustment under the proposed Sub-Advisory Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account the Fund’s size, volatility, diversification and variability of performance differences.  After due consideration, the Trustees concluded that  the Base Fee and Performance Fee under the proposed Sub-Advisory Agreement is reasonable in light of the quality of services that the Fund expects to receive from Bailard.

The Board noted that the savings to the Fund with respect to the reduced Base Fee and Performance Fee and the prospects for more favorable performance are beneficial to shareholders.

Profitability.  The Board reviewed information that based on current asset levels; the estimated net profits to Bailard would be small.  The Board concluded that the estimated profits are reasonable and looked forward to Fund growth to further incentivize prospects for the Sub-Adviser

Economies of Scale.  The Trustees noted the Fund’s current asset level and concluded that in the near term it is unlikely that the Fund would grow sufficiently to enable Bailard to achieve any economies of scale.

Conclusion.  During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all important or controlling with respect to the Bailard Sub-Advisory Agreement. As a result of their deliberations, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Bailard Sub-Advisory Agreement were fair and reasonable.

IV.

OTHER MATTERS

The following table provides information about shareholders of record as of August 20, 2013 of more than 5% of a share class.

Class	Name & Address	Percent of Class
C	Dunham Trust Company 241 Ridge St., Ste 100 Reno, NV 89501	78.67%
	Frank Schipper Construction Co. 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222	6.04%
N	Dunham Trust Company 241 Ridge St., Ste 100 Reno, NV 89501	96.83%

As of August 20, 2013, the Trustees and officers as a group owned less than 1% of the Fund’s outstanding shares.

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended October 31, 2012 to a shareholder upon request.  To obtain the Trust’s annual report or semi-annual report, please contact the Trust by calling 1-888-3DUNHAM (or by writing to Dunham Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130).

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.  The cost of the preparation, printing and distribution of this Information Statement is an expense of the Trust.

Principal Underwriter, Administrator and Custodian.  Dunham & Associates also serves as the Distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and Dunham & Associates.  Gemini Fund Services, LLC (“Gemini”) provides administrative and fund accounting services to the Fund and acts as transfer, dividend disbursing and shareholder servicing agent to the Fund.  Gemini’s administrative and fund accounting services are located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 and Gemini’s transfer agency operations are located at 17605 Wright Street, Suite 2, Omaha, NE 68130.  US Bank, N.A., which has its principal place of business at 425 Walnut Street, Cincinnati, OH 45202, serves as the Fund’s custodian.

Delivery of Documents to Shareholders Sharing an Address.  Only one Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders.  Upon written or oral request, the Trust will promptly deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered.  Contact the Trust by calling 1-888-3DUNHAM (338-6426) or writing to Dunham Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.  Shareholders at shared addresses can also contact the Trust to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or notices of internet availability of proxy materials at their shared address.

APPENDIX A

6/11/2013

THE DUNHAM FUNDS
SUB-ADVISORY AGREEMENT

This AGREEMENT is dated June 11, 2013, and effective on or about July 1, 2013, among DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the “Adviser”), DUNHAM FUNDS, a Delaware statutory trust (the “Trust”) and BAILARD, INC., a California corporation (the “Sub-Adviser”) (each a “Party,” and together, the “Parties”).

WHEREAS, the Adviser and the Sub-Adviser are registered with the Securities and Exchange Commission (“SEC”) as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and engage in the business of providing investment management services; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated January 15, 2008 (the “Advisory Agreement”) with the Trust, a Delaware business trust registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of several separate series of shares (each a “Series”), each having its own investment objectives and policies and which is authorized to create more Series, and each of which may be issued in one or more classes; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”), to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the Trust’s Series listed on Exhibit A hereto (as the same may be amended from time to time by mutual written consent of the Parties) (each, a “Fund”; collectively, the “Funds”), which assets the Adviser may from time to time assign to the Sub-Adviser (the “Sub-Adviser Assets”), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

1.

Appointment as Sub-Adviser.  The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment. In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets. The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

2.

Duties of Sub-Adviser.

(a)

Investments. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund’s prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the “Prospectus”) and subject to the Instructions (as defined below) to purchase, hold and sell in its discretion investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets.  In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets and may generally take all action, whether or not expressly authorized, which the Sub-Adviser may deem necessary or desirable for the fulfillment of its duties hereunder. The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund’s or the Trust’s affairs.  As used in this Agreement, “Instructions” means the written directions from time to time of the Adviser and the Board, consistent with this Agreement and the Prospectus; provided that the Sub-Adviser shall not be required to breach any regulatory requirement of any relevant authority, any order of a court of competent jurisdiction, or the Sub-Adviser’s trading and compliance practices or policies.  The Sub-Adviser will advise the Adviser in writing promptly if it is unable to comply with any Instructions received for any such reason and shall not be obligated to follow such Instructions until a mutually agreeable resolution is reached.

(b)

Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust’s Declaration of Trust and By-Laws (each dated November 27, 2007), the Prospectus, and the Instructions, will conform to and comply with the applicable requirements of the 1940 Act, the Advisers Act, and all other applicable federal and state laws and regulations, and will use reasonable efforts to ensure that each Fund (to the extent of the respective Sub-Adviser Assets) complies with the gross income and diversification requirements of Sections 851(b)(2) and 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”). The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall provide the Sub-Adviser such information as may reasonably be necessary for the Sub-Adviser to fulfill its compliance obligations under the immediately previous paragraph.

The Adviser will provide the Sub-Adviser with reasonable (not less than 45 days) advance notice, in writing, of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, upon the Adviser’s written request, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund required by law to be contained in the Prospectus or in the Trust’s registration statement on Form N-1A, as the same may be amended from time to time (“Registration Statement”). The Sub-Adviser agrees that any such information provided to the Adviser specifically for inclusion in the Prospectus will be accurate in all material respects and not contain any omission of a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or to any affiliated person of the Sub-Adviser by the Adviser or the Trust.

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, application for exemptive relief, request for no-action relief or any order or response thereafter made with the SEC or the Internal Revenue Service with respect to the Trust, Sub-Adviser Assets, or any Fund that has Sub-Adviser Assets, promptly after each filing or document is made or submitted.

(c)

Voting of Proxies; Other Issuer Matters.  The Sub-Adviser shall exercise voting responsibility, either in person or by proxy, in accordance with its proxy voting policy, with respect to all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund. If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote those shares of such security over which it has investment discretion. The Sub-Adviser agrees to provide such reasonable assistance as may be necessary or appropriate to enable the Adviser and the Trust to prepare and timely file with the SEC any required disclosures of Sub-Adviser’s proxy voting policies and procedures and Sub-Adviser’s voting record with respect to Sub-Adviser Assets.

It is the sole responsibility of the Adviser or the Custodian to provide the Sub-Adviser with timely notification of any corporate action notices from issuers of securities constituting the Sub-Adviser Assets.  The Sub-Adviser will not have any responsibility for monitoring the occurrence or status of legal claims affecting any securities included in the Sub-Adviser Assets, including without limitation claims in bankruptcy, restructurings, class action securities litigation, and other litigation, nor for participating in or taking any action, including without limitation filing proofs of claim and related documents, with respect to any such legal claims. The Adviser acknowledges that it or the Custodian is responsible for arranging for the supervision and management of all such legal claims.

(d)

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of carrying out its responsibilities hereunder, including executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets. The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, prior to the execution thereof. So long as the Sub-Adviser has not acted in bad faith or in a manner which constitutes gross negligence, it shall be fully indemnified by the Adviser and the Trust, jointly and severally, against any and all losses (including reasonable attorneys’ fees and expenses) in acting as agent and attorney-in-fact under this subsection (d).

(e)

Brokerage. The Sub-Adviser will place orders pursuant to the Sub-Adviser’s investment determinations for a Fund either directly with the issuer or with any broker or dealer; provided, however, that in executing portfolio transactions and selecting brokers or dealers and counterparties, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available in accordance with the Sub-Adviser’s best execution policy. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including but not limited to the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, unless restricted in writing by the Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund and/or its other discretionary clients, or if otherwise consistent with its best execution policy.

(f)

Securities Transactions.  In no instance, however, will any Fund’s portfolio securities be knowingly purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser’s Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any material violations which have occurred with respect to the Sub-Adviser Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser’s Code of Ethics. The Sub-Adviser will also submit its existing Code of Ethics for initial approval by the Board and subsequently within six months of any material change thereto.

The Sub-Adviser agrees to observe and comply with Rule 206(4)-7 of the Advisers Act, as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the review requirements of Rule 206(4)-7, which may include either (i) certifying to the Adviser that the Sub-Adviser has complied with its own compliance policies and procedures, (ii) identifying any material violations which have occurred with respect to the Sub-Adviser’s compliance policies and procedures and (iii) certifying that it has adopted or amended the policies and procedures to prevent future violations of the Sub-Adviser’s compliance policies and procedures. The Sub-Adviser will also submit its existing compliance policies and procedures for initial approval by the Board and subsequently within six months of any material change thereto.

The Sub-Adviser may give advice and take action with respect to the Funds that differs from the advice made or recommended or actions taken with respect to itself, its affiliates or its other clients even though the investment objectives may be the same or similar, provided that the Sub-Adviser acts in good faith and follows a policy of allocating over a period of time investment opportunities to the Funds on a fair and equitable basis relative to such other accounts, taking into consideration the investment policies and investment restrictions to which such other accounts and the Funds are subject. The Sub-Adviser’s internal policies regarding aggregation of client trades and other self-imposed polices may be applied to this relationship so long as they are in compliance with the rules or documents referred to in this Agreement.

(g)

Books and Records.  The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser solely on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on written request; provided that the Trust shall maintain copies of any memorandum, recommendation or other record of the reasons for any investment transaction that is described in the preceding clause for compliance purposes only and shall not disclose or use, or permit any other person to use, them for any investment or other purpose. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

Notwithstanding the foregoing, maintenance and preservation of the records required under the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act shall be the responsibility of the Adviser.

(h)

Information Concerning Sub-Adviser Assets and the Sub-Adviser. From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Trust may reasonably request. Reports which are not routinely provided by the Sub-Adviser shall be provided or caused to be provided by the Sub-Adviser at the expense of the Trust. The Sub-Adviser also will inform the Adviser in a timely manner of changes in the senior portfolio managers responsible for Sub-Adviser Assets, or executive management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. Upon reasonable request, the Sub-Adviser will make available its senior investment professionals to meet at the Sub-Adviser’s offices with the Trust’s Board to review the Sub-Adviser Assets.

From time to time, as reasonably requested in writing by the Adviser or the Fund, the Sub-Adviser also will provide such information or perform such additional acts as are customarily provided or performed by a Sub-Adviser, that may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the gross income and diversification requirements of Sections 851(b)(2) and 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”) and any federal or state securities laws, and any rule or regulation thereunder.

The Adviser and the Trust will provide such information to the Sub-Adviser or perform such additional acts as may be reasonably necessary in order for the Sub-Adviser to provide the services under this Agreement.

(i)

Custody Arrangements. It is the responsibility of the custodian to ensure that each proxy vote as determined and communicated to it by the Sub-Adviser’s designated proxy-voting service is duly cast on the correct number of shares included in the Sub-Adviser Assets.  The Sub-Adviser shall on each business day provide the Adviser, its consultant(s), and the Trust’s custodian such information as the Adviser, consultant(s) and the Trust’s custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets. The parties hereto agree that the Sub-Adviser will not have custody of any assets of the Trust.

(j)

Historical Performance Information. To the extent agreed upon by the Parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other similarly managed accounts to be included in the Prospectus or for any other uses permitted by applicable law. Provided that the historical performance information so provided is numerically accurate, the Sub-Adviser assumes no liability for its inclusion in the Prospectus, sales literature or advertising or other use by the Adviser or the Trust.

3.

Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4.

Expenses. During the term of this Agreement, except as otherwise provided herein, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions, other transaction charges and interest, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser. The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.

Compensation.  For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee as described and for the Fund(s) listed on Exhibit A. Any fee earned and due to the Sub-Adviser shall be payable no later than the last business day of the following calendar month, from the Trust on behalf of the Fund(s).

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 business days after the date of termination.

6.

Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)

The Sub-Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

(b)

The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of California, with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement (except for any necessary amendments of the Sub-Adviser’s Form ADV), and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(d)

The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV (including, without limitation, any necessary amendments of the Sub-Adviser’s Form ADV to reflect the execution, delivery and performance of this Agreement).

7.

Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

(a)

The Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

(b)

The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)

The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its Form ADV;

(f)

The Adviser acknowledges that it received a copy of the Sub-Adviser’s Form ADV (a copy of which is attached as Exhibit B) at least 48 hours prior to the execution of this Agreement; and

(g)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

8.

Use of Sub-Adviser’s Name and Logo. During the term of this Agreement, the Adviser and the Trust shall have the non-exclusive and non-transferable right to use the Sub-Adviser’s name and logo in all prospectuses, proxy statements and reports to shareholders relating to the Funds. Upon termination of this Agreement, the Fund and the Adviser shall forthwith cease to use such names (and logo), except as provided for herein. In addition, the Sub-Adviser may use the names of the Adviser and the Fund in its representative client lists, which may be shared with persons not currently affiliated with the Adviser or the Sub-Adviser. Upon termination of this Agreement, the Sub-Adviser shall forthwith cease to use such names.

9.

Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

10.

Liability and Indemnification.

(a)

Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets. The Adviser and the Trust acknowledge that the Sub-Adviser makes no guaranty that specific investment results will be achieved, regardless of any understanding, express or implied, between the Sub-Adviser and the Adviser or the Trust about the investment objectives of the Sub-Adviser Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or the Advisers Act which cannot be waived or modified hereby.  Without limiting the foregoing, the Sub-Adviser shall have no responsibility whatsoever under this Agreement for, and shall incur no liability for any loss or other damages which may result from (i) the establishment of the Prospectus or (ii) any action taken by the Sub-Adviser at the direction of the Adviser or Trust or any failure of the Sub-Adviser to act in the absence of such directions in connection with any matter as to which the Sub-Adviser has no discretionary authority under this Agreement.

(b)

Indemnification.  The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, provided, however, that neither the Adviser, the Trust nor any Fund shall be indemnified for any liability or expenses which may be sustained as a result of the breach by any one of them of this Agreement, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

(c)

The Adviser shall indemnify the Sub-Adviser, its affiliates and its control persons (who are not shareholders of the Trust) for a) any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; or b) any claim that documents filed with the Securities and Exchange Commission with respect to any Fund, including without limitation, the Prospectus or Statement of Additional Information, contains any misstatement of material fact, omits to state any fact necessary to make the statements therein not misleading, or omits any information required by applicable law or regulation to be included therein (provided that the misstatement or omission was not based on written information provided by the Sub-Advisor specifically for inclusion therein).

A party indemnified hereunder shall notify the party from whom indemnification is sought promptly after receipt of notice of the commencement of any action or proceeding, or threat thereof, or any other circumstance, for which indemnification may be sought hereunder; provided that the failure to do so shall not relieve the indemnifying party of its obligations hereunder except to the extent its is prejudiced thereby.  The indemnifying party may participate in, and, to the extent it elects, assume and control the defense of any such action or proceeding with counsel reasonably satisfactory to the indemnified party, and the indemnified party shall cooperate fully with the indemnifying party, at the indemnifying party’s expense, in defense of such claim.  After the indemnifying party elects to assume the defense of such an action or proceeding, it shall not be obligated to pay any legal fees or costs of separate counsel to the indemnified party incurred without its consent.  The indemnified party shall not concede liability, and shall not be indemnified with respect to any compromise or settlement in any action or proceeding without the indemnifying party’s prior written consent.

11.

Duration and Termination.

(a)

Duration. This Agreement, unless sooner terminated as provided herein, shall remain in effect from the date of execution or, if later, the date the initial capital to a Fund of the Trust is first provided (the “Effective Date”), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)

Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by any Party immediately upon written notice to the other Party in the event of a breach of any provision to this Agreement by such other Party, or (3) by the Sub-Adviser at any time without the payment of any penalty, on not less than 30 days’ nor more than 60 days written notice to the Adviser and the Trust.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive relief, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement.

This Agreement shall extend to and bind the successors and permitted assigns of the Parties.

12.

Amendment. This Agreement may be amended by mutual written consent of the Parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or no-action position granted by the SEC or its staff, by a vote of the majority of a Fund’s outstanding voting securities.

13.

Limitation of Liability. It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Funds personally, but only bind the property of the Funds, as provided in the Trust’s Declaration of Trust.

14.

Confidentiality. Subject to the duties of the Adviser, the Trust (and each Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and a Fund in respect thereof. In accordance with Section 248.11 of Regulation S-P (17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose, except as permitted or required by law, any non-public personal information, as defined in Reg. S-P, received from the Trust or the Adviser, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure. The Sub-Adviser may disclose the existence of this Agreement and information about the Sub-Adviser Assets and their management to its bankers, advisers and others who have a relationship of confidence with the Sub-Adviser and need to know such information in the ordinary course of their business with the Sub-Adviser.

15.

Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the Party giving notice to the other Party at the last address furnished by the other Party:

(a)

If to the Adviser:

Jeffrey A. Dunham, President & CEO
Dunham & Associates Investment Counsel, Inc.
P.O. Box 910309
San Diego, CA 92191
Phone: (858) 964-0500

(b)

If to the Trust:

Denise S. Iverson, Treasurer
Dunham Funds
P.O. Box 910309
San Diego, CA 92191
Phone: (858) 964-0500

(c)

If to the Sub-Adviser:

Sonya Thadhani
Bailard, Inc.
950 Tower Lane, Suite 1900
Foster City, CA 94404

16.

Governing Law.  This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.

Entire Agreement.  This Agreement embodies the entire agreement and understanding between the Parties, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “affiliates,” “controlling persons” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.

Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.

Force Majeure.  Without in any way limiting any other provision hereof, the Sub-Adviser shall not be responsible or liable for any losses to the Sub-Adviser Assets resulting from nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Sub-Adviser Assets; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event beyond the control of the Sub-Adviser.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first written above.

ADVISER
DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

By:

Name:

Jeffrey A. Dunham
Title:

President

TRUST

DUNHAM FUNDS

By:

Name:

 Denise S. Iverson
Title:

Treasurer

SUB-ADVISER
BAILARD, INC.

By:

Name:

Title:

EXHIBIT A TO

SUB-ADVISORY AGREEMENT

AMONG

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.;

DUNHAM FUNDS;

AND

BAILARD, INC.

Effective on or about July 1, 2013

DUNHAM EMERGING MARKETS STOCK FUND Class C
Ticker: DCEMX
DUNHAM EMERGING MARKETS STOCK FUND Class N
Ticker: DNEMX
DUNHAM EMERGING MARKETS STOCK FUND Class A
Ticker: DAEMX

FEE SCHEDULE / COMPENSATION
The Sub-Adviser shall be paid a Fulcrum Fee, consisting of a “Base Fee” and a “Performance Fee” component. Definitions, along with the specific methods of calculation, are described below.
Base Fee	50 Basis Points (0.50%) annually (one basis point “bp” equals one hundredth of one percent)
Performance Fee

The Performance Fee Rate will vary by up to +/-40 bps (0.40%) and the Performance Fee shall be added to or subtracted from the Base Fee to arrive at the total Fulcrum Fee. The comparative index is the MSCI Emerging Markets Index Net (the “Index”) over the applicable measurement period. Fund performance will be based on Class N share performance (net of all expenses).  The Adviser shall notify the Sub-Adviser prior to any changes to the expense structure of Class N or prior to the addition of any new classes to the Fund.

The Performance Fee Rate will increase/decrease by 1 bp (0.01%) for each 5.625 bps (0.05625%) of outperformance/underperformance of the Index.

It is possible that the Fund could pay the Sub-Adviser more than the Base Fee even though the performance of both the Fund and the Index is negative. This may occur when the decline in the performance of the Index is greater than the decline in the Fund’s performance.

Calculation method for the first year of the Agreement:

During the first 12 months of the Agreement (July 1, 2013 through June 30, 2014), the Fund will accrue daily both the Base Fee and the Performance Fee.  The Base Fee will be calculated at the annual rate disclosed above based on the daily net assets of the Fund. The Performance Fee Rate will be derived from the comparative performance of the Fund to the Index, according to the terms discussed above, for the period beginning from the inception date of the Agreement (July 1, 2013) through the date of calculation. The Performance Fee Rate will be applied to the average daily net assets of the Fund during the same measurement period used to calculate the Performance Fee.  During the first year, the Sub-Adviser will be paid out monthly only the Base Fee Rate less the maximum Performance Fee Rate (the “Minimum Fee Rate”).  During the first 12 months, the Minimum Fee Rate is 0.10% per annum.  At the end of the first year, the Sub-Adviser will be paid a lump sum that reflects the total accrued Fulcrum Fee (Base Fee plus or minus Performance Fee) less any Minimum Fees paid out during the first 12 months (July 1, 2013 through June 30, 2014). For a more detailed explanation, see Exhibit C.

Calculation method for Agreements thirteen months or older:

Base Fee

The Base Fee will be computed daily at the annual rate disclosed above applied to the Fund’s daily net assets.

Performance Fee

The Performance Fee Rate will be derived from the comparative performance of the Fund relative to the Index, according to the terms discussed above, over a trailing 12-month period that is “built up” each month as described in Exhibit C.  The Performance Fee to be paid will be calculated by applying the annualized performance fee rate calculated  to the Fund’s average daily net assets during the “built up” trailing 12-month period as described in Exhibit C.  The Performance Fee will be accrued daily.

Fulcrum Fee

The total Fulcrum Fee (Base Fee plus or minus Performance Fee) will be paid monthly.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average net assets for the month for the for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the Base Fee Rate minus the Performance Fee Rate can never be negative (the Minimum Fee Rate is 10 bps), the Fulcrum Fee can be negative). In such instances, if there is a negative Fulcrum Fee and this is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee monthly.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be greater than 0.10% although the Base Fee Rate minus the Performance Fee Rate may be 0.10%.  Again, this is due to the fact that different periods are used as a basis for determining the net assets used to calculate both the Base Fee and the Performance Fee.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee. For a more detailed explanation, see Exhibit C.

In the event this Agreement is terminated, the total Fulcrum Fee accrued as of the effective date of the termination will be computed and the Sub-Adviser shall reimburse the Fund if the accrued Fulcrum Fee is negative and the Fund shall pay the Sub-Adviser if the accrued Fulcrum Fee is positive.

The Fee Table below illustrates how the Performance Fee Rate is calculated:

Cumulative Twelve Month	Performance Fee
Return Versus Index	Rate
2.25% or more Greater than the Index	0.40%
2.10% Greater than the Index	0.37%
1.95% Greater than the Index	0.35%
1.80% Greater than the Index	0.32%
1.65% Greater than the Index	0.29%
1.50% Greater than the Index	0.27%
1.35% Greater than the Index	0.24%
1.20% Greater than the Index	0.21%
1.05% Greater than the Index	0.19%
0.90% Greater than the Index	0.16%
0.75% Greater than the Index	0.13%
0.60% Greater than the Index	0.11%
0.45% Greater than the Index	0.08%
0.30% Greater than the Index	0.05%
0.15% Greater than the Index	0.03%
Even with the Index	0.00%
0.15% Less than the Index	-0.03%
0.30% Less than the Index	-0.05%
0.45% Less than the Index	-0.08%
0.60% Less than the Index	-0.11%
0.75% Less than the Index	-0.13%
0.90% Less than the Index	-0.16%
1.05% Less than the Index	-0.19%
1.20% Less than the Index	-0.21%
1.35% Less than the Index	-0.24%
1.50% Less than the Index	-0.27%
1.65% Less than the Index	-0.29%
1.80% Less than the Index	-0.32%
1.95% Less than the Index	-0.35%
2.10% Less than the Index	-0.37%
2.25% or more Less than the Index	-0.40%

EXHIBIT B

BAILARD, INC.

FORM ADV

EXHIBIT C

Performance Fee Calculation Detailed Description

Definitions:

Base Fee Rate:   0.50%

Performance Fee Rate:  +/- 0.40%

Null Zone:  not applicable

Benchmark:  MSCI Emerging Markets Index Net.  The Benchmark Total Return is the return of the Benchmark over a specified period.

Net Assets:  The excess of the fair value of securities owned, cash, receivables, and other assets over the total liabilities (including all operating expenses) of the Fund.

Total Return:  A periodic measure of a Fund’s overall change in value, which assumes the reinvestment of dividends and capital gains distributions.

Sub-Advisory Fee Calculation Methodology:

Initial Year (7/1/2013 to 6/30/2014):

•

Base Fee

1.

The Base Fee shall be calculated on a daily basis by applying the Base Fee Rate to the total Fund Net Assets from the prior day.

Formula:  Daily Base Fee = Prior Day Fund Net Assets * (Base Fee Rate / 365 or 366)

•

Performance Fee

1.

The Comparative Performance (“CP”) shall be calculated on a daily basis by comparing the Benchmark Total Return to the Fund Class N shares Total Return for the period from inception of the Agreement (July 1, 2013) through the prior business day (“Measurement Period’) to determine over/under performance.

Formula: CP = Fund Class N Total Return – Benchmark Total Return

2.

The Performance Fee Rate (“PFR”) shall be calculated on a daily basis by dividing CP by 5.625.  In other words, the Performance Fee Rate will increase/decrease by 1 basis point (0.01%) for every 5.625 basis points (0.05625%) that Class N shares out/under perform the Benchmark.

The maximum PFR will be 0.40% and the minimum PFR will be -0.40%.

Formula: PFR = CP / 5.625

3.

The Performance Fee (“PF”) shall be calculated on a daily basis (cumulative since the start date of 7/1/13) by applying the PFR to the Fund Average Daily Net Assets during the Measurement Period and multiplying the results by the number of days in the Measurement Period divided by the total number of days in the fiscal year (366 for leap years and 365 for non-leap years).

Formula: Cumulative PF during the Measurement Period = (PFR * Measurement Period Average Daily Net Assets) * (Days in Measurement Period / 365 or 366)

•

Fulcrum Fee

1.

The Performance Fee is added to or subtracted from the Base Fee to equal the Fulcrum Fee (“FF”).

Formula: FF = BF +/- PF

•

Payment Method

1.

On a monthly basis, the Fund shall pay to the Sub-Adviser the Minimum Fee Rate (“MFR”) earned of 0.10% on an annualized basis (Base Fee Rate – PFR) applied to the Average Daily Net Assets.

2.

At the end of the initial year (7/1/2013 to 6/30/2014) of the Agreement, the Fund shall pay to the Sub-Adviser in a lump sum the accrued Fulcrum Fee, less the total of any Minimum Fees paid out during the year.

After Initial Year (7/1/2014 forward):

•

Base Fee

1.

As in the initial year, the Base Fee shall be calculated each month on a daily basis by applying the Base Fee Rate to the total Fund Net Assets from the prior day.

Formula:  Daily Base Fee = Prior Day Fund Net Assets * (Base Fee Rate / 365 or 366)

•

Performance Fee

1.

The Comparative Performance (“CP”) shall be calculated daily by comparing the Benchmark Total Return to the Fund Class N shares Total Return on a built up rolling 12-month period to determine over/under performance.

a.

The beginning date of the Measurement Period for calculating Total Return remains fixed at the first day of the 12-month period (Month 1) and ends with the prior business day of the current month (Month 12), until such time as you reach month-end, thereby “building up” to the 12-month Measurement Period.  (Example: 8/1/13-7/1/14; 8/1/13-7/2/14,…8/1/13-7/31/14)

b.

Once a 12-month period is reached, the beginning date of the Measurement Period for calculating the Total Return is rolled one month forward and calculated in the same manner (Example: 9/1/13-8/1/14, 9/1/13-8/2/14,…9/1/13-8/31/14)

Formula: CP = Fund Class N Total Return – Benchmark Total Return

2.

The Performance Fee Rate (“PFR”) shall be calculated on a daily basis by dividing CP by 5.625.  In other words, the Performance Fee Rate will increase/decrease by 1 basis point (0.01%) for every 5.625 basis points (0.05625%) that Class N shares out/under perform the Benchmark.

The maximum PFR will be 0.40% and the minimum PFR will be -0.40%.

Formula: PFR = CP / 5.625

3.

The Performance Fee (“PF”) shall be calculated on a daily basis (cumulative from the start of the month through the prior business day of the current month) by applying the PFR (during the Measurement Period used to calculate CP) to the Fund Average Daily Net Assets during the Measurement Period used to calculate CP (See Step 1a of the Performance Fee section above) and multiplying the results by the number of days in the current month of the Measurement Period (Month 12) divided by the total number of days in the fiscal year.

Formula: Cumulative PF for the month = (PFR * Average Daily Net Assets during Measurement Period used to compute CP) * (Days in current month / 365 or 366)

•

Fulcrum Fee

1.

The Performance Fee is added to or subtracted from the Base Fee to equal the Fulcrum Fee (“FF”).

a.

By virtue of using different periods for calculating average daily net assets for the Performance Fee (a “rolling” 12-month period) versus the Base Fee (the most recent month), the actual total FF for the month may be higher than the maximum annual rate of 0.90% (0.50% Base Fee Rate + 0.40% Performance Fee Rate) or lower than the Minimum Fee Rate of 0.10% (0.50% Base Fee Rate – 0.40% Performance Fee Rate) if the average daily net assets do not remain constant during the rolling 12-month period.

Formula: FF = BF +/- PF

•

Payment Method

1.

On a monthly basis, the Fund shall pay to the Sub-Adviser the total accrued Fulcrum Fee.

a.

As described under item 1.a. of the Fulcrum Fee section above, in the case where the Fund is significantly underperforming versus the Benchmark and the Fund’s net assets have declined significantly, the monthly total FF can be a negative number (although the Base Fee Rate minus the Performance Fee Rate can never be negative (the Minimum Fee Rate is 10 bps), the FF itself can be negative) (See Example Below).  Although rare, in such instances, if there is a negative FF, the Sub-Adviser must subsequently reimburse the Fund the amount of the negative FF.

Example:

Base Fee: $30 million (Avg Daily Net Assets For Most Recent Month) * 0.50% * (31/365) = $12,739.73

Performance Fee: $40 million (Avg Daily Net Assets for rolling 12-month period) * -0.40% * (31/365) = $(13,589.04)

Total Fulcrum Fee: $(849.32) = $12,739.73 (Base Fee) - $13,589.04 (Performance Fee)

b.

Likewise, in the case where the Fund has significantly underperformed versus the Benchmark but net assets have increased significantly, the monthly total FF can be greater than the Minimum Fee Rate (See Example Below).  Again, this is due to the fact that different periods are used as a basis for determining the average net assets used to calculate both the Base Fee and the Performance Fee.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

Example:

Base Fee: $40 million (Avg Daily Net Assets For Most Recent Month) * 0.50% * (31/365) = $16,986.30

Performance Fee: $30 million (Avg Daily Net Assets for rolling 12-month period) * -0.40% * (31/365) = $(10,191.78)

Total Fulcrum Fee: $6,794.52 = $16,986.30 (Base Fee) - $10,191.78 (Performance Fee)

DUNHAM EMERGING MARKETS STOCK FUND

a series of Dunham Funds

10251 Vista Sorrento Parkway, Suite 200

San Diego, CA  92121

(888) 3DUNHAM (338-6426)

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Dunham Emerging Markets Stock  Fund (the “Fund”), a series of Dunham Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes a recent sub-adviser change relating to the Fund. Specifically, at a meeting held on June 25, 2013, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, having been informed of the Adviser’s intention to terminate the sub-advisory agreement with Marvin & Palmer Associates, Inc. effective June 30, 2013, considered and approved the appointment of Bailard, Inc. (“Bailard”) to sub-advise the Fund, effective July 1, 2013.

The new sub-advisory agreement is the same in all material respects to the prior sub-advisory agreement with the exception of the parties, the effective date and fulcrum fee.  As under the prior sub-advisory agreement, Bailard will be compensated based on its performance and the new sub-advisory agreement is also a fulcrum fee arrangement.  The sub-advisory fee to be paid to Bailard is within the limits of the negotiable sub-advisory fee range of 0.00%–1.20%, approved with respect to the prior sub-advisory agreement by the Fund’s shareholders on August 26, 2005.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about September 24, 2013 to shareholders of record of the Fund as of August 20, 2013. The Information Statement will be available on the Trust’s website at http://www.dunham.com/FundLiterature.aspx?TickerID=19 until December 30, 2013. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at (888) 3DUNHAM (338-6426).

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.